Exhibit 10.25.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIFTH AMENDMENT OF LEASE

THIS FIFTH AMENDMENT OF LEASE (this “Amendment”) dated as of the 4th day of May 2009, between GATEWAY LEWIS, LLC, a California limited liability company, having an office c/o Emmes Asset Management Company LLC, 420 Lexington Avenue, Suite 900, New York, New York 10170 (“Landlord”), and QUICKEN LOANS, INC., having its principal office at 20555 Victor Parkway, Livonia, Michigan 48152 (“Tenant”).

WITNESSETH:

WHEREAS, Landlord, or Landlord’s predecessor-in-interest, and Tenant have heretofore entered into a certain Lease dated as of July 6, 2004 (the “Original Lease”), which Original Lease was amended by that certain First Amendment to Lease dated July 13, 2005, by that certain Second Amendment to Lease dated October 31, 2005, by that certain Third Amendment to Lease dated October 10, 2006 and by that certain Fourth Amendment to Lease dated as of March 21st, 2007 (the Original Lease, as heretofore modified, is hereinafter referred to as the “Lease”), pursuant to which Landlord’s predecessor-in-interest leased to Tenant and Tenant did hire from Landlord’s predecessor-in-interest, certain premises comprising portions of the first (1st) floor deemed to consist of 7,048 rentable square feet in the aggregate, as shown hatched on Exhibit “A” attached hereto and incorporated herein by reference (the “First Floor Space”) and all of the rentable area on the second (2nd), third (3rd), fourth (4th) and fifth (5) floors of the building known as 800 Tower Drive, Troy, Michigan (the “Building”), upon and subject to all of the terms, covenants and conditions as are more particularly described in the Lease;

WHEREAS, the Lease expires by its terms on December 31, 2011 (the “Original Expiration Date”), or such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and

WHEREAS, the parties hereto desire to modify the Lease in certain respects to provide for, among other things, the extension of the current term of the Lease with respect to the First Floor Space only and the modification of Tenant’s termination options set forth in the Lease.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

1.          Recitals: Defined Terms: The recitals set forth above are true and correct and by this reference are incorporated herein in their entirety. All capitalized terms not defined in this Amendment shall, for the purposes hereof, have the same meanings ascribed to them in the Lease.

2.          Extension of First Floor Space Term: Provided the Lease is in full force and effect and Tenant is not then in default thereunder, the expiration of the term of the Lease with respect to the First Floor Space only shall be extended for three years (the “Extended First Floor Term”) from January 1, 2012 through and including December 31, 2014 (the “New Expiration Date”) and all references to the Expiration Date contained in the Lease with respect to the First Floor Space shall be deemed to be the New Expiration Date. Tenant acknowledges that the extension of the term pursuant to this Amendment is granted by Landlord to Tenant in lieu of the option to extend the term of the Lease pursuant to Paragraph 3(d) of the Original Lease, which provision is hereby deemed deleted in its entirety.

3.             Rent, Escalations and Other Charges:

(a)           Fixed Rent: Effective as of July 1, 2009 through the New Expiration Date, in lieu of the rent for the “1st Floor Expansion Premises” and the “Additional First Floor Space” set forth in Rent Schedule annexed as Exhibit B to the Fourth Amendment to Lease, Tenant shall pay annual rent with respect to the First Floor Space as follows (in addition to all additional rent and charges provided for in the Lease):

Dates	PerSF	Annual Rent	Monthly Rent
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

In addition, Tenant shall continue to be liable for the annual rent payable for the 2nd through 5th floors of the Building as set forth in the Rent Schedule annexed as Exhibit B to the Fourth Amendment to Lease.

(b) Operating Expenses and Taxes: Article 5 (Rental Adjustment) of the Original Lease shall continue in full force and effect pursuant to its terms throughout the Extended First Floor Term, except that effective as of July 1, 2009, and with respect to the First Floor Space only, (a) the “Base Expenses” (as defined in Article 1(h) of the Original Lease) shall be deemed to mean the 2009 calendar year and (b) the “Base Taxes” (as defined in Article 1(i) of the Original Lease) shall mean the Taxes for the 2009 calendar year. Tenant shall continue to be liable for additional rent and escalations payable for the 2nd through 5th floors of the Building pursuant to the existing terms, conditions, and provisions set forth in the Lease.

(c) Electric Charges: Tenant shall continue to be liable for all electrical service used or consumed in the First Floor Space in accordance with the applicable provisions of the Lease, including, without limitation, Section 11(b) of the Original Lease.

4.             Options for Early Termination:

[***]

(b) In the event Tenant exercises its option to terminate the lease with respect to the 2nd through the 5th floors, the Lease shall be deemed modified as follows effective as of the partial termination date:

Tenant’s Share” set forth in Paragraph 1(j) of the Original Lease shall mean 3.32%.

Signs: Paragraph 47 (a), (b) and (e) of the Original Lease shall be deemed deleted and of no further force or effect and Tenant shall remove all exterior building signage installed pursuant thereto within thirty (30) days following the termination date at Tenant’s sole expense. However, Quicken Loans shall retain its monument and lobby signage rights pursuant to the remaining provisions of Paragraph 47, except that the position of Tenant’s sign panel on the monument sign shall be based on the rentable square feet leased by Tenant relative to the rentable square foot leased by other Building tenants (sign panel positions to be in descending order based on highest to lowest rentable square feet leased).

Tenant’s Exclusive Parking Rights: Paragraph 36(c)(i) of the Original Lease (as modified) providing for Tenant’s exclusive parking rights on the parking deck shall be deemed deleted and of no further force or effect. Furthermore, Paragraph 36 (c) (ii) shall be modified to reduce Tenant’s exclusive surface lot parking spaces to five (5) and Exhibit “H” of the Original Lease shall be revised accordingly.

[***]

5.             Tenant’s Insurance: Tenant covenants and agrees to name the additional insured parties set forth in the Insurance Rider attached hereto as Exhibit B and made a part hereof on Tenant’s commercial liability policies.

6.             Miscellaneous Lease Modifications: Effective as of the Original Expiration Date (or such earlier date that Tenant surrenders the second (2nd) through the fifth (5th) floors of the Building):

(a)   Right of First Refusal: Article 44 of the Original Lease is hereby deemed deleted in its entirety.

(b)   Cafeteria: Paragraph 46(b) of the Original Lease is deemed deleted.

7.          Notices: Article 28 of the Original Lease is deemed modified to provide that all notices to Landlord shall be addressed to Landlord as follows:

Gateway Lewis LLC

c/o Emmes Asset Management Company LLC

420 Lexington Avenue, Suite 900 New York, New York 10170

Attention: Legal Department

with a copy to:

Younkins & Schecter LLP 420

Lexington Avenue, Suite 2050

New York, New York 10170

The parties agree that any communication may be given by Landlord’s attorney or agent on behalf of Landlord, and further, that any communication by either party may also be given by overnight mail.

8. Brokerage: Tenant covenants with, and represents and warrants to, Landlord that Tenant has had no dealings or communications with any broker or agent other than Emmes Realty Services LLC and the Friedman Real Estate Group (collectively, the “Broker”) in connection with the consummation of this Amendment, and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys’ fees and disbursements) or liability for any compensation, commissions or charges claimed by any broker or agent (other than the Broker) with respect to this Amendment or the negotiation thereof, and arising out of such dealings or negotiations.

9. Anti-Terrorism Requirements: Tenant warrants and represents to Landlord that to the best of its knowledge Tenant, and all persons and entities owning (directly or indirectly) an ownership interest in Tenant: (a) are not, and shall not becom e, a person or entity with whom either party is restricted from doing business with under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of Treasury (including, but not limited to, those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001, Executive Order 13224 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; and (b) are not knowingly engaged in, and shall not knowingly engage in, any dealings or transactions or be otherwise associated with such persons or entities described in clause (a) above.

10. Miscellaneous:

(a) Except as modified by this Amendment, the Lease and all of the covenants agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. Tenant hereby confirms that Landlord is not in default under any provisions of the Lease, that there are no presently existing claims, counterclaims, or defenses with respect to the Lease.

(b) The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors, and (except as otherwise provided in the Lease as hereby supplemented) their respective assigns.

(c) This Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(d) Any indemnity contained in the Lease for the benefit of Landlord shall be deemed to inure to the benefit of Landlord and its and its managing agent and the irrespective parent companies and/or corporations, their respective controlled, associated, affiliated and subsidiary companies and/or corporations and their respective representatives, shareholders, members, officers, directors, partners, agents, trustees, consultants, servants, employees, successors and assigns.

(e) Tenant acknowledges that this Amendment shall not be binding on Landlord until Landlord shall have executed this Amendment and a counterpart thereof shall have been unconditionally delivered to Tenant.

(f) If any of the provisions of the Lease, as am ended hereby, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of the Lease, as amended hereby, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of the Lease, as amended hereby, shall be valid and enforceable to the fullest extent permitted by law.

(g) The persons executing this Amendment on behalf of Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.

(h) The deletion, modification or adjustment of any provision of the Lease effective as of the Effective Date shall not relieve Tenant of its obligation to perform any covenant set forth in any such deleted, modified or adjusted provision, the performance of which shall have accrued prior to that remains unsatisfied as of the Effective Date.

(i) Landlord hereby consents to Tenant’s rewiring of both of the existing generators to exclusively support the First Floor Space. Such rewiring shall be performed by Tenant at its sole cost and expense and in accordance with plans to be submitted to Landlord for its prior written approval, which approval shall not be unreasonably delayed or withheld provided such work complies with the applicable terms, conditions and provisions of the Lease, including, without limitation, Article 8 of the Original Lease.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

GATEWAY LEWIS, LLC, Landlord

By: Emmes Asset Management Company LLC,
its authorized agent

By:	/s/ Gary M. Tischler,
Gary M. Tischler, Authorized Signatory

QUICKEN LOANS, INC., Tenant

By:	/s/ William Emerson
Title: CEO

EXHIBIT A

FLOOR PLAN OF FIRST FLOOR SPACE

Exhibit A

Additional First Floor Space

800 Tower Drive

First Floor Space
First Floor Space

EXHIBIT B

INSURANCE RIDER

LANDLORD’S INSUREDS AND ADDITIONAL INSUREDS

Gateway Lewis, LLC

c/o Emmes Asset Management Company LLC 420 Lexington Avenue, Suite 900

New York, New York 10170

Emmes Asset Management Company LLC

420 Lexington Avenue, Suite 900

New York, New York 10170

Emmes Realty Services LLC

420 Lexington Avenue, Suite 900

New York, New York 10170

Anglo Irish Bank 222 East 41st Street, 24th Floor

New York, New York 10017

Attn: Mr. James P. Whelan

Los Angeles County Employees Retirement Association

300 N. Lake Avenue, Suite 620

Pasadena, California 91101